Exhibit 99.1
Doximity Announces Fiscal 2026 First Quarter Financial Results
Total revenues of $145.9 million, up 15% year-over-year
Operating cash flow of $62.1 million, up 51% year-over-year
Free cash flow of $60.1 million, up 52% year-over-year

SAN FRANCISCO, Calif., August 7, 2025 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2026 first quarter ended June 30, 2025.
“We began our year with strong profit growth and record engagement across our newsfeed, workflow, and AI products,” said Jeff Tangney, co-founder and CEO of Doximity. “Our AI suite once again grew the fastest, up 5x year-over-year, while more than 630,000 prescribers used our workflow tools to save time and better serve their patients.”
Doximity Acquired Pathway Medical: More information can be found in the press release at https://investors.doximity.com.
Fiscal 2026 First Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2024.
•Revenue: Revenue of $145.9 million, versus $126.7 million, an increase of 15% year-over-year.
•Net income and non-GAAP net income: Net income of $53.3 million, versus $41.4 million, representing a margin of 36.5%, versus 32.7%. Non-GAAP net income of $71.9 million, versus $55.9 million, representing a margin of 49.2%, versus 44.1%.
•Adjusted EBITDA: Adjusted EBITDA of $79.8 million, versus $65.9 million, an increase of 21% year-over-year, representing adjusted EBITDA margins of 54.7%, versus 52.0%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.27, versus $0.21, while non-GAAP diluted net income per share was $0.36, versus $0.28.
•Operating cash flow and free cash flow: Operating cash flow of $62.1 million, versus $41.2 million, an increase of 51% year-over-year, and free cash flow of $60.1 million, versus $39.5 million, an increase of 52% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal second quarter ending September 30, 2025 as follows:
•Revenue between $157 million and $158 million.
•Adjusted EBITDA between $87 million and $88 million.
Doximity is updating guidance for its fiscal year ending March 31, 2026 as follows:
•Revenue between $628 million and $636 million.
•Adjusted EBITDA between $341 million and $349 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 30, 2025	March 31, 2025
Assets
Current assets:
Cash and cash equivalents	$137,261	$209,614
Marketable securities	703,712	706,050
Accounts receivable, net	141,663	128,354
Prepaid expenses and other current assets	51,595	44,602
Total current assets	1,034,231	1,088,620
Property and equipment, net	14,275	13,656
Deferred income tax assets	55,461	60,014
Operating lease right-of-use assets	8,436	8,886
Intangible assets, net	22,069	23,072
Goodwill	67,940	67,940
Other assets	2,035	2,121
Total assets	$1,204,447	$1,264,309
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,962	$1,356
Accrued expenses and other current liabilities	38,363	38,405
Deferred revenue, current	117,419	114,285
Operating lease liabilities, current	2,168	2,211
Total current liabilities	159,912	156,257
Deferred revenue, non-current	118	280
Operating lease liabilities, non-current	9,673	10,185
Contingent earn-out consideration liability, non-current	—	5,579
Other liabilities, non-current	9,149	9,383
Total liabilities	178,852	181,684
Stockholders' Equity
Preferred stock	—	—
Common stock	187	189
Additional paid-in capital	907,115	894,225
Accumulated other comprehensive income	1,183	1,323
Retained earnings	117,110	186,888
Total stockholders’ equity	1,025,595	1,082,625
Total liabilities and stockholders’ equity	$1,204,447	$1,264,309

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,
	2025	2024
Revenue	$145,913	$126,676
Cost of revenue(1)	15,793	13,550
Gross profit	130,120	113,126
Operating expenses(1):
Research and development	26,799	22,574
Sales and marketing	36,365	35,244
General and administrative	12,439	9,255
Total operating expenses	75,603	67,073
Income from operations	54,517	46,053
Other income, net	9,630	7,116
Income before income taxes	64,147	53,169
Provision for income taxes	10,827	11,792
Net income	$53,320	$41,377
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.28	$0.22
Diluted	$0.27	$0.21
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,984	185,610
Diluted	201,158	199,224
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended June 30,
	2025	2024
Cost of revenue	$2,980	$2,894
Research and development	6,649	4,684
Sales and marketing	7,710	6,586
General and administrative	4,526	2,926
Total stock-based compensation expense	$21,865	$17,090

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended June 30,
	2025	2024
Cash flows from operating activities
Net income	$53,320	$41,377
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,794	2,562
Stock-based compensation, net of amounts capitalized	21,865	17,090
Non-cash lease expense	450	481
Accretion of discount on marketable securities, net	(2,488)	(2,360)
Amortization of deferred contract costs	3,896	2,726
Other	(408)	(536)
Changes in operating assets and liabilities:
Accounts receivable	(13,381)	(19,372)
Prepaid expenses and other assets	(4,234)	10,460
Deferred contract costs	(1,965)	(1,431)
Accounts payable, accrued expenses and other liabilities	(165)	(12,942)
Deferred revenue	2,973	3,704
Operating lease liabilities	(556)	(516)
Net cash provided by operating activities	62,101	41,243
Cash flows from investing activities
Internal-use software development costs	(1,966)	(1,704)
Purchases of marketable securities	(139,934)	(170,413)
Maturities of marketable securities	144,579	202,058
Net cash provided by investing activities	2,679	29,941
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,398	2,551
Taxes paid related to net share settlement of equity awards	(11,927)	(2,394)
Repurchase of common stock	(122,355)	(51,214)
Payment of contingent consideration related to a business combination	(5,249)	(5,470)
Net cash used in financing activities	(137,133)	(56,527)
Net increase (decrease) in cash and cash equivalents	(72,353)	14,657
Cash and cash equivalents, beginning of period	209,614	96,785
Cash and cash equivalents, end of period	$137,261	$111,442
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$4,978	$12,907

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of acquisition and other related expenses, stock-based compensation expense, amortization of acquired intangible assets, and change in fair value of contingent earn-out consideration liability from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended June 30,
	2025	2024
	(unaudited)
	(in thousands, except percentages)
Net income	$53,320	$41,377
Adjusted to exclude the following:
Acquisition and other related expenses	428	—
Stock-based compensation	21,865	17,090
Depreciation and amortization	2,794	2,562
Provision for income taxes	10,827	11,792
Change in fair value of contingent earn-out consideration liability	168	202
Other income, net	(9,630)	(7,116)
Adjusted EBITDA	$79,772	$65,907

Revenue	$145,913	$126,676
Net income margin	36.5%	32.7%
Adjusted EBITDA margin	54.7%	52.0%

	Three Months Ended June 30,
	2025	2024
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$62,101	$41,243
Internal-use software development costs	(1,966)	(1,704)
Free cash flow	$60,135	$39,539
Other cash flow components:
Net cash provided by investing activities	$2,679	$29,941
Net cash used in financing activities	$(137,133)	$(56,527)

	Three Months Ended June 30,
	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$15,793	$13,550
Adjusted to exclude the following:
Stock-based compensation	(2,980)	(2,894)
Non-GAAP cost of revenue	$12,813	$10,656

GAAP gross profit	$130,120	$113,126
Adjusted to exclude the following:
Stock-based compensation	2,980	2,894
Non-GAAP gross profit	$133,100	$116,020

GAAP gross margin	89.2%	89.3%
Non-GAAP gross margin	91.2%	91.6%

GAAP research and development expense	$26,799	$22,574
Adjusted to exclude the following:
Stock-based compensation	(6,649)	(4,684)
Non-GAAP research and development expense	$20,150	$17,890

GAAP sales and marketing expense	$36,365	$35,244
Adjusted to exclude the following:
Stock-based compensation	(7,710)	(6,586)
Amortization of acquired intangibles	(1,002)	(1,061)
Change in fair value of contingent earn-out consideration liability	(168)	(202)
Non-GAAP sales and marketing expense	$27,485	$27,395

GAAP general and administrative expense	$12,439	$9,255
Adjusted to exclude the following:
Acquisition and other related expenses	(428)	—
Stock-based compensation	(4,526)	(2,926)
Non-GAAP general and administrative expense	$7,485	$6,329

GAAP operating expense	$75,603	$67,073
Adjusted to exclude the following:
Acquisition and other related expenses	(428)	—
Stock-based compensation	(18,885)	(14,196)
Amortization of acquired intangibles	(1,002)	(1,061)
Change in fair value of contingent earn-out consideration liability	(168)	(202)
Non-GAAP operating expense	$55,120	$51,614

	Three Months Ended June 30,
	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$54,517	$46,053
Adjusted to exclude the following:
Acquisition and other related expenses	428	—
Stock-based compensation	21,865	17,090
Amortization of acquired intangibles	1,002	1,061
Change in fair value of contingent earn-out consideration liability	168	202
Non-GAAP operating income	$77,980	$64,406

GAAP net income	$53,320	$41,377
Adjusted to exclude the following:
Acquisition and other related expenses	428	—
Stock-based compensation	21,865	17,090
Amortization of acquired intangibles	1,002	1,061
Change in fair value of contingent earn-out consideration liability	168	202
Income tax effect of non-GAAP adjustments (1)	(4,927)	(3,854)
Non-GAAP net income	$71,856	$55,876
Non-GAAP net income margin	49.2%	44.1%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,984	185,610
Diluted	201,158	199,224

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.38	$0.30
Diluted	$0.36	$0.28
(1) For the three months ended June 30, 2025 and 2024, management used an estimated annual effective non-GAAP tax rate of 21.0%.